EXHIBIT 32.1.4
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Duke Energy Progress, LLC (“Duke Energy Progress") on Form 10-K for the period ending December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harry K. Sideris, Chief Executive Officer of Duke Energy Progress, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Duke Energy Progress.

/s/ HARRY K. SIDERIS
Harry K. Sideris Chief Executive Officer
February 26, 2026